EXHIBIT 99.4
           ATWOOD OCEANICS, INC. AND SUBSIDIARIES FLEET STATUS REPORT
                              AS OF AUGUST 7, 2007

As used herein, "we", "us", and "our" refers to Atwood Oceanics, Inc. and its subsidiaries, except where the context indicates otherwise. Statements contained in this Fleet Status Report, including information regarding our estimated rig availability, contract duration, future dayrates, future daily operating costs, future effective tax rates, customer or contract status are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors including: our dependence on the oil and gas industry; the risks involved in upgrade, repair and construction of our rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; risks associated with a possible disruption in operations due to the war with Iraq and governmental regulations and environmental matters. A list of additional risk factors can be found in our annual report on Form 10-K for the year ended September 30, 2006, filed with the Securities and Exchange Commission. All information in this Fleet Status Report is as of the date indicated above. We undertake no duty to update the content of this Fleet Status Report or any forward-looking statement contained herein to conform the statement to actual results or to reflect changes in our expectations.

CHANGES WILL BE HIGHLIGHTED IN YELLOW
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                                                                                          UNAUDITED
                                                    ESTIMATED          ESTIMATED          AVERAGE PER
RIG       RATED                                     CONTRACT           CONTRACT           DAY OPERATING         ADDITIONAL
NAME      WATER      LOCATION      CUSTOMER         END DATE           DAYRATE            COSTS (NOT            COMMENTS
          DEPTH                                                                           INCLUDING TAX)
                                                                                          FOR THE THREE
                                                                                          MONTHS ENDED
                                                                                          JUNE 30,2007/
                                                                                          MONTH ENDED
                                                                                          JUNE 30, 2007 ONLY
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SEMISUBMERSIBLES:

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
ATWOOD      5000'    Australia    BHP BILLITON       FIRM WORK -        3 wells at        $108,000/$100,000     Wells are
EAGLE                             PETROLEUM PTY      (4 wells)          approximately                           subject to a
                                  ("BHPB")           December 2007      $160,000                                change in
                                                                        1 well at                               sequence and a
                                                                        approximately                           portion of the
                                                                        $170,000                                dayrate is
                                                                                                                subject to some
                                                                                                                change due to
                                                                                                                currency
                                                                                                                exchange rate
                                                                                                                variance.


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                     Australia    BHPB               OPTIONS -          Approximately     N/A                   A portion of the
                                                     (2 wells)          $170,000                                dayrate is
                                                     January 2008 if the                                        subject to some
                                                     two remaining option                                       change due to
                                                     wells are drilled.                                         currency
                                                                                                                exchange rate
                                                                                                                variance.
                                       1
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                     Australia    ENI Spa AGIP       FIRM WORK -        $360,000          N/A                   We expect the
                                  EXPLORATION &      (1 well)                                                   well to take 40
                                  PRODUCTION         March 2008 (assuming                                       to 45 days to
                                  DIVISION ("ENI")   that  the two above                                        complete.
                                                     option wells are
                                                     drilled)


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                     Australia    WOODSIDE           FIRM WORK -        $405,000          N/A                   A portion of the
                                  ENERGY LTD         (2 years)                                                  dayrate is
                                  ("WOODSIDE")       March/April 2010                                           subject to some
                                                     (assuming that the                                         change due to
                                                     two above option                                           currency
                                                     wells are drilled)                                         exchange rate
                                                                                                                variance.

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                     Australia    N/A                N/A                N/A               N/A                    The rig is
                                                                                                                 expected to
                                                                                                                 incur ten to
                                                                                                                 fourteen zero
                                                                                                                 rate days during
                                                                                                                 the first or
                                                                                                                 second quarter
                                                                                                                 of fiscal year
                                                                                                                 2008 for
                                                                                                                 required
                                                                                                                 regulatory
                                                                                                                 inspections and
                                                                                                                 planned
                                                                                                                 maintenance.


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ATWOOD      5,000'   Mauritania/  WOODSIDE           FIRM WORK -        $240,000          $80,000/$97,000       The rig is
HUNTER               Libya                           May 2008           (Mauritania)                            currently
                                                                        $245,000 (Libya)                        working offshore
                                                                                                                Libya and is
                                                                                                                expected to
                                                                                                                complete the
                                                                                                                Libyan drilling
                                                                                                                program in
                                                                                                                August 2007.
                                                                                                                Woodside has
                                                                                                                advised that
                                                                                                                they have
                                                                                                                interest in
                                                                                                                farming-out the
                                                                                                                rig for a period
                                                                                                                of four to six
                                                                                                                months which
                                                                                                                could increase
                                                                                                                the ATWOOD
                                                                                                                HUNTER's dayrate
                                                                                                                during the
                                                                                                                farm-out period
                                                                                                                and extend the
                                                                                                                Woodside
                                                                                                                contract
                                                                                                                commitment
                                                                                                                beyond the
                                                                                                                current May 2008
                                                                                                                date.
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                     TBD          WOODSIDE           OPTIONS -          TBD               N/A
                                                     Two (2) six-month
                                                     options.
                                                     May 2009, if
                                                     exercised at
                                                     negotiated market
                                                     rate. (Agreement has
                                                     to be executed by
                                                     December 2007)

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                     TBD          N/A                N/A                 N/A              N/A                   The rig could
                                                                                                                incur three to
                                                                                                                five zero rate
                                                                                                                days during the
                                                                                                                fourth quarter
                                                                                                                of fiscal year
                                                                                                                2007 for some
                                                                                                                planned
                                                                                                                maintenance. The
                                                                                                                rig could also
                                                                                                                incur fifteen to
                                                                                                                twenty zero rate
                                                                                                                days depending
                                                                                                                upon the rigs
                                                                                                                drilling
                                                                                                                schedule
                                                                                                                sometime between
                                                                                                                December 2007
                                                                                                                and August 2008
                                                                                                                for certain
                                                                                                                equipment
                                                                                                                upgrades.

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ATWOOD      5,000'   Malaysia     SARAWAK SHELL      FIRM WORK -         $160,000/        $53,000/$55,000       (The $24
FALCON                            BERHAD ("SHELL")   (2 years)           $200,000                               million Shell
                                                     July 2009           (dayrate                               reimbursement is
                                                                         depends on                             being amortized
                                                                         water depth of                         as revenues over
                                                                         each well)                             the remaining
                                                                                                                firm contract
                                                                                                                commitment following
                                                                                                                the upgrade (32
                                                                                                                months) which
                                                                                                                will increase
                                                                                                                dayrate revenues
                                                                                                                by approximately
                                                                                                                $24,000.) Most
                                                                                                                of the work during
                                                                                                                this period is
                                                                                                                expected to be at
                                                                                                                the $160,000
                                                                                                                dayrate level

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                     Malaysia     SHELL              OPTION -            TBD               N/A
                                                     (1 year)

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ATWOOD      2,000'   Turkey       TURKIYE            FIRM WORK -         3 wells at        $59,000/$65,000
SOUTHERN                          PETROLLERI A.O.    (3 wells)           $290,000
CROSS                             ("TPAO")           October/November
                                                     2007
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                     Bulgaria     MELROSE            FIRM WORK -         $145,000          N/A
                                                     (2 wells)
                                                     December 2007
                                                     /January 2008


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                     Bulgaria     MELROSE            FIRM WORK -         $380,000          N/A
                                                     (1 well)
                                                     January/February 2008


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                     Turkey       TPAO               FIRM WORK -         $320,000          N/A
                                                     (1 well)
                                                     February/March 2008

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                     TBD          N/A                N/A                  N/A              N/A                  The rig is
                                                                                                                expected to
                                                                                                                incur eight to
                                                                                                                ten zero rate
                                                                                                                days during the
                                                                                                                fourth quarter
                                                                                                                of fiscal year
                                                                                                                2007 for
                                                                                                                regulatory
                                                                                                                inspections and
                                                                                                                could incur
                                                                                                                another two to
                                                                                                                five zero rate
                                                                                                                days during the
                                                                                                                second quarter
                                                                                                                of fiscal year
                                                                                                                2008 for some
                                                                                                                maintenance work.
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CANTILEVER JACK-UPS:

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ATWOOD      400'     India        GUJARAT STATE      FIRM WORK -         $113,000          $41,000/$48,000
BEACON                            PETROLEUM          January 2008
                                  CORPORATION LTD
                                  ("GSPC")


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                     India        GSPC               FIRM WORK -         $133,500    N/A
                                                     (12 months)
                                                     January 2009

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                     India        GSPC               OPTIONS -           TBD         N/A
                                                     (1 year)

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VICKSBURG   300'     Thailand     CHEVRON OVERSEAS   FIRM WORK -         $154,000    $38,000/$42,000
                                  PETROLEUM          (2 years)
                                  ("CHEVRON")        June 2009


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                     Thailand     N/A                N/A                  N/A         N/A                       The rig incurred
                                                                                                                two zero rate
                                                                                                                days in July
                                                                                                                2007 for required
                                                                                                                regulatory
                                                                                                                inspections. This
                                                                                                                inspection time
                                                                                                                was significantly
                                                                                                                less than initial
                                                                                                                expectations due
                                                                                                                to inspections
                                                                                                                done during
                                                                                                                operations and
                                                                                                                less repair
                                                                                                                required from these
                                                                                                                inspections.

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SEMISUBMERSIBLE TENDER ASSIST UNIT:

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SEAHAWK     1,800'   Equatorial   AMERADA HESS       FIRM WORK -          $71,900     $81,000/$91,000           Contract provides
                     Guinea       EQUATORIAL         September           (plus                                  for dayrate
                                  GUINEA, INC.       2008                approximately                          increases based
                                  ("HESS")                               $19,000 of                             upon certain cost
                                                                         amortized per                          excalations as
                                                                         day revenue.)                          well as an
                                                                                                                approximately
                                                                                                                $15,000 per day
                                                                                                                reduction during
                                                                                                                periods when the
                                                                                                                rig is being
                                                                                                                relocated to a
                                                                                                                new drilling site.

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                     Equatorial   HESS               OPTIONS -            $71,900       N/A                     Dayrate
                     Guinea                          (2 years)                                                  subject to
                                                     September                                                  increase due
                                                     2010                                                       to contract
                                                     (if all                                                    cost
                                                     four                                                       escalations.
                                                     six-month
                                                     options are
                                                     exercised)
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SUBMERSIBLE:

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RICHMOND    70'      US Gulf      HELIS OIL &        FIRM WORK -          $80,000       $37,000/$40,000
                     of Mexico    GAS ("HELIS")      October 2007

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                     US Gulf      N/A                N/A                   N/A           N/A                    The rig could
                     of Mexico                                                                                  incur thirty (30) to
                                                                                                                sixty (60) zero
                                                                                                                rate days during
                                                                                                                the first quarter
                                                                                                                of fiscal year
                                                                                                                2008 for a life
                                                                                                                enhancing upgrade.
                                                                                                                We could expend $12
                                                                                                                million to $15
                                                                                                                million on this
                                                                                                                upgrade which, if
                                                                                                                performed, could
                                                                                                                extend the life of
                                                                                                                the rig seven years
                                                                                                                from January 2008.
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NOTE - EXPECTED TAX RATE

         1) The effective tax rate for fiscal year 2007 is now expected to be around 14%. Virtually all of the Company's expected tax provision for fiscal year 2007 relates to taxes in foreign jurisdictions. Working in foreign jurisdictions with nontaxable or deemed profit tax systems contribute to the effective tax rate being significantly less than the United States statutory rate.

2) Other Drilling Costs in Addition to the Above Rig Costs -

            PER DAY FOR JUNE 2007              $ 18,000

            PER DAY FOR QUARTER
                     ENDED JUNE 30, 2007       $ 14,000


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